Exhibit 10.2

EXECUTION VERSION

ADDITIONAL SECURED PARTY CONSENT

April 15, 2015

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention: Hexion Administrator

The undersigned is the Authorized Representative for persons wishing to become Secured Parties (the “New Secured Parties”) under the Collateral Agreement, dated as of March 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among HEXION INC., a New Jersey corporation (formerly known as MOMENTIVE SPECIALTY CHEMICALS INC., as successor by merger to HEXION U.S. FINANCE CORP., a Delaware corporation), as issuer, each Subsidiary Party (as defined therein) party thereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms in this Additional Secured Party Consent but not otherwise defined herein have the meanings set forth in the Collateral Agreement.

In consideration of the foregoing, the undersigned hereby:

(i) represents that it has been duly authorized by the New Secured Parties to (x) become a party to the Collateral Agreement on behalf of the New Secured Parties under that certain Indenture, dated as of the date hereof, by and among Wilmington Trust, National Association, as trustee, Hexion Inc., as issuer (the “Issuer”), and the guarantors party thereto from time to time (as amended, supplemented or otherwise modified from time to time, the “New Agreement” and the obligations under the New Agreement, the “New Secured Obligations”) and (y) act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that it has received a copy of the Collateral Agreement and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Collateral Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Collateral Agreement applicable to holders of Other First Priority Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the Authorized Representative for purposes of Section 6.01 of the Collateral Agreement are as follows:

Wilmington Trust, National Association

Global Capital Markets

50 South Sixth Street

Suite 1290

Minneapolis, Minnesota 55402

Telephone: 612-217-5632

Facsimile: 612-217-5651

Attention: Hexion Administrator

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date set forth above.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Authorized Representative for the New Secured Parties

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

Acknowledged and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

HEXION INC.

By:	/s/ Ellen G. Berndt
Name: Ellen G. Berndt
Title: Vice President and Secretary

[Signature Page to Additional Secured Party Consent]